UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notice

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2013
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
EGF	$0.464488	—	$0.295512	$0.760000	61%	0%	39%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.055 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

2	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	3

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR FUND REPORT

Option Over-Writing

In general, the goal of the Fund is to provide shareholders with current income and gains. The Fund seeks to pursue this goal primarily by investing in a portfolio of US Government and US Agency securities and utilizing an option over-writing strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund writes call options on individual US Government and US Agency securities or on baskets of such securities or on interest rate swaps (“swaptions”), and may write call options on other debt securities. When writing (selling) a call option, the Fund grants the counterparty the right to buy an underlying reference security or enter into a defined transaction (e.g., a swap contract, in the case of the swaption) at an agreed-upon price (“strike price”) within an agreed upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option or swaption, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty will elect to exercise the option if the market value of the underlying reference security or underlying contract rises above the strike price, and the Fund will be obligated to sell the security or contract to the counterparty at the strike price, realizing a gain or loss. If the option remains unexercised upon its expiration, the Fund will realize gains equal to the premiums received.

Writing call options and swaptions entails certain risks, which include but are not limited to, the following: an increase in the value of the underlying security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss realized by the Fund; writing call options and swaptions limits the potential appreciation on the underlying interest rate swap or security and the yield on the Fund could decline; if current market interest rates fall below the strike price, the counterparty could exercise a written swaption when the Fund might not otherwise have entered into an interest rate swap; the Fund is bound by the terms of the underlying interest rate swap agreement upon exercise of the option by the counterparty which can result in a loss to the Fund in excess of the premium received. As such, an option over-writing strategy may outperform the general fixed income market in rising or flat interest rate environments (when bond prices are steady or falling) but underperform in a falling interest rate environment (when bond prices are rising).

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the difference will reduce the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and/or reducing the amount of assets the Fund has available for long-term investment. In order to make these distributions, the Fund may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Fund’s annual report to shareholders. Distributions will be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed the Fund’s taxable income but do not exceed the Fund’s current and accumulated earnings and profits may be classified as ordinary income, which is taxable to shareholders.

A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

The Fund intends to write call options to varying degrees depending upon market conditions. Please refer to the Schedule of Investments and the Notes to Financial Statements for details of written swaptions.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	5

Fund Summary as of December 31, 2013

Fund Overview

The Fund’s investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund returned (5.98)% based on market price and (1.06)% based on net asset value (“NAV”). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index returned 0.36% and the Citigroup Government/Mortgage Index posted a return of (2.11)%. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.

What factors influenced performance?

•	The Fund’s performance is reviewed on an absolute basis due to the unique strategy of the Fund, which entails writing call options on individual or baskets of US government securities or interest rates. The index returns listed above are for reference purposes only as these indices do not reflect an option writing strategy.
•	The Fund’s holdings in securitized assets, specifically commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”), had a positive impact on results. An allocation to corporate credit, particularly in the industrials and capital securities segments, also contributed positively to performance.
•	Conversely, the Fund’s overall interest rate positioning and allocation to US Treasuries had a negative impact on performance.
•	The Fund utilized interest rate swaps as a means to manage duration, spread exposure and yield curve positioning. During the period, the use of swaps was a positive contributor to performance as spreads on 30-year swaps widened. The use of swaps continues to be an efficient interest rate management tool.
•	As part of its principal investment strategy, the Fund writes covered calls on interest rates to generate income while dampening the level of portfolio volatility. Covered calls contributed positively to performance for the period. The Fund took advantage of the relatively low interest rate environment by purchasing US Treasury securities and writing call options to generate incremental yield.

Describe recent portfolio activity.

•	The Fund tactically traded its yield curve positioning throughout the period, while maintaining a steepening bias in the short end of the curve. As discussed above, the Fund purchased Treasuries and wrote call options to generate incremental yield.

Describe portfolio positioning at period end.

•	The Fund’s call-writing strategy has the effect of reducing overall portfolio duration, which stood at 3.14 years at the end of the period. The Fund continued to maintain a high degree of liquidity through a core exposure to government-owned and government-related debt. The largest allocations in the Fund continued to be US agency MBS and US Treasuries. The Fund also maintained limited exposure to a diversified basket of non-government spread sectors, including CMBS, ABS, non-agency residential MBS and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2013 ($13.95)[1]	4.73%
Current Monthly Distribution per Common Share[2]	$0.055
Current Annualized Distribution per Common Share[2]	$0.660
Economic Leverage as of December 31, 2013[3]	28%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the financial highlights for actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

Market Price and Net Asset Value Per Share Summary

	12/31/13	12/31/12	Change	High	Low
Market Price	$13.95	$15.63	(10.75)%	$15.95	$13.71
Net Asset Value	$15.13	$16.11	(6.08)%	$16.11	$15.10

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	12/31/13	12/31/12
US Government Sponsored Agency Securities	58%	60%
US Treasury Obligations	35	34
Preferred Securities	2	2
Asset-Backed Securities	2	2
Corporate Bonds	2	—
Non-Agency Mortgage-Backed Securities	1	1
Municipal Bonds	—	1

Credit Quality Allocation[4]	12/31/13	12/31/12
AAA/Aaa[5]	95%	96%
AA/Aa	1	1
A	—	1
BBB/Baa	3	1
BB/Ba	1	1
[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
[5]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets (the Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the repurchase price (including accrued interest), such reverse repurchase agreement will not be considered a senior security for 1940 Act purposes and therefore will not be subject to this limitation. In addition, the Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of December 31, 2013, the Fund had aggregate economic leverage of 28% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, options, swaps and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity and/or foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	(Percentages shown are based on Net Assets)
Asset-Backed Securities	Par (000)	Value
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M2, 0.83%, 3/25/35 (a)	$1,434	$1,426,634
Motor 2012 PLC, Series 12A, Class A1C, 1.29%, 2/25/20 (b)	252	252,173
Securitized Asset Backed Receivables LLC Trust (a):
Series 2005-OP1, Class M2, 0.84%, 1/25/35	1,723	1,544,992
Series 2005-OP2, Class M1, 0.60%, 10/25/35	1,025	851,274
Total Asset-Backed Securities — 3.0%		4,075,073

Corporate Bonds
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc., 2.50%, 9/15/16	3,000	3,102,108
Energy Equipment & Services — 0.3%
Transocean, Inc.:
4.95%, 11/15/15	295	316,016
5.05%, 12/15/16	50	55,233
6.00%, 3/15/18	60	67,287
		438,536
Total Corporate Bonds — 2.6%		3,540,644

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.1%
Bank of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 2.84%, 11/25/33 (a)	177	177,713
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.90%, 11/25/34 (a)	257	251,610
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.44%, 10/25/35 (a)	1,278	1,111,991
		1,541,314
Commercial Mortgage-Backed Securities — 0.2%
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2, 5.80%, 12/10/49 (a)	156	155,457
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A2, 5.59%, 9/15/40	137	137,077
		292,534
Interest Only Collateralized Mortgage Obligations — 0.1%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	355	87,198
Total Non-Agency Mortgage-Backed Securities — 1.4%		1,921,046

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.4%
ZFS Finance (USA) Trust V, 6.50%, 5/09/37 (b)	504	535,500
Capital Trusts	Par (000)	Value
Electric Utilities — 1.5%
PPL Capital Funding, Inc., 6.70%, 3/30/67	$2,000	$2,020,000
Total Capital Trusts — 1.9%		2,555,500

Trust Preferreds — 1.4%	Shares
Capital Markets — 1.4%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,878,008
Total Preferred Securities — 3.3%		4,433,508

US Government Sponsored Agency Securities	Par (000)
Agency Obligations — 2.9%
Federal Farm Credit Bank, 4.55%, 6/08/20	$3,500	3,893,733
Collateralized Mortgage Obligations — 11.0%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.01%, 9/16/34	3,985	4,117,492
Series 2006-3, 5.24%, 4/16/39	10,000	10,710,380
		14,827,872
Interest Only Collateralized Mortgage Obligations — 2.7%
Fannie Mae Mortgage-Backed Securities:
Series 2012-47, Class NI, 4.50%, 4/25/42	2,453	497,315
Series 2012-96, Class DI, 4.00%, 2/25/27	3,088	399,246
Series 2012-M9, Class X1, 4.07%, 12/25/17 (a)	5,810	767,605
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 0.48%, 5/16/46	2,169	98,369
Series 2009-78, Class SD, 6.03%, 9/20/32	2,552	420,150
Series 2009-116, Class KS, 6.30%, 12/16/39	1,159	180,328
Series 2011-52, Class NS, 6.50%, 4/16/41	6,956	1,334,879
		3,697,892
Mortgage-Backed Securities — 60.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	8,558	8,479,715
3.00%, 6/01/42–4/01/43	8,650	8,221,022
3.50%, 8/01/26–6/01/42	14,085	14,467,130
4.00%, 4/01/24–2/01/41	18,603	19,276,791
4.50%, 4/01/39–8/01/40	12,437	13,209,780
5.00%, 11/01/33–2/01/40	7,721	8,412,481
5.50%, 10/01/23–9/01/36 (c)	7,244	7,968,417
6.00%, 2/01/36–3/01/38	1,548	1,713,156
Freddie Mac Mortgage-Backed Securities, 4.50%, 5/01/34	280	296,273
Ginnie Mae Mortgage-Backed Securities, 5.00%, 11/15/35	13	14,569
		82,059,334
Total US Government Sponsored Agency Securities — 77.5%		104,478,831

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR LIBOR OTC TBA USD	Euro London Interbank Offered Rate Over-the-Counter To Be Announced United States Dollar

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
US Treasury Obligations	Par (000)	Value
US Treasury Bonds:
6.63%, 2/15/27	$2,000	$2,702,500
5.38%, 2/15/31	2,000	2,450,938
3.88%, 8/15/40 (d)	12,000	12,003,744
4.38%, 5/15/41 (d)	10,000	10,850,000
3.75%, 8/15/41 (d)	10,000	9,748,440
US Treasury Notes:
0.25%, 1/31/14	300	300,047
0.38%, 11/15/15 (d)	5,900	5,903,457
0.75%, 6/30/17 (d)	4,000	3,957,812
1.38%, 6/30/18	3,000	2,977,266
3.13%, 5/15/21 (d)	10,000	10,424,220
1.75%, 5/15/22 (d)	2,000	1,849,376
Total US Treasury Obligations — 46.9%		63,167,800
Total Long-Term Investments (Cost — $182,579,437) — 134.7%		181,616,902

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	3,984,792	3,984,792
Total Short-Term Securities (Cost — $3,984,792) — 3.0%		3,984,792
Total Investments Before TBA Sale Commitments and Options Written (Cost — $186,564,229) — 137.7%		185,601,694
TBA Sale Commitments (g)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 5.50%, 1/01/44	$6,100	$(6,709,761)
Total TBA Sale Commitments (Proceeds — $6,669,117) — (5.0)%		(6,709,761)

Options Written
(Premiums Received — $499,916) — (0.3)%		(373,038)
Total Investments, Net of TBA Sale Commitments and Options Written — 132.4%		178,518,895
Liabilities in Excess of Other Assets — (32.4)%		(43,691,887)
Net Assets — 100.0%		$134,827,008

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,928,321	(6,943,529)	3,984,792	$3,993
(f)	Represents the current yield as of report date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Depreciation
Deutsche Bank Securities, Inc.	$(3,629,871)	$(22,816)
JPMorgan Securities, Inc.	$(3,079,890)	$(17,828)

See Notes to Financial Statements.

10	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.06%	4/02/13	Open	$4,030,000	$ 4,032,550
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	4/25/13	Open	11,500,000	11,505,536
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.06%	4/25/13	Open	2,047,500	2,048,540
Credit Suisse Securities (USA) LLC	0.06%	9/17/13	Open	9,875,000	9,877,792
Credit Suisse Securities (USA) LLC	0.06%	9/17/13	Open	12,150,000	12,153,436
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.03%	9/18/13	Open	5,892,625	5,893,877
Credit Suisse Securities (USA) LLC	0.06%	12/11/13	Open	6,630,000	6,630,232
Total				$52,125,125	$52,141,963
•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
2	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$246,094	$(4,534)
•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	54,615	EUR	40,000	Royal Bank of Canada	1/22/14	$(413)
•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
2-Year Interest Rate Swap	Goldman Sachs & Co.	Call	0.47%	Pays	3-Month LIBOR	1/29/14	$50,000	$(14,617)
5-Year Interest Rate Swap	Goldman Sachs & Co.	Call	1.76%	Pays	3-Month LIBOR	1/29/14	$50,000	(106,504)
10-Year Interest Rate Swap	Goldman Sachs & Co.	Call	3.03%	Pays	3-Month LIBOR	1/29/14	$30,000	(121,419)
30-Year Interest Rate Swap	Goldman Sachs & Co.	Call	3.87%	Pays	3-Month LIBOR	1/29/14	$15,000	(130,498)
Total								$ (373,038)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Exchange	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation
2.29%[1]	3-Month LIBOR	Chicago Mercantile	N/A	5/30/23	$880	$52,147

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Unrealized Depreciation
5.96%[1]	3-Month LIBOR	Deutsche Bank AG	12/27/37	$23,900	$(8,120,643)	$(8,120,643)
[1]	Fund pays the fixed rate and receives the floating rate.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	11

Schedule of Investments (concluded)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,075,073	—	$4,075,073
Corporate Bonds	—	3,540,644	—	3,540,644
Non-Agency Mortgage-Backed Securities	—	1,921,046	—	1,921,046
Preferred Securities	$1,878,008	2,555,500	—	4,433,508
US Government Sponsored Agency Securities	—	104,478,831	—	104,478,831
US Treasury Obligations	—	63,167,800	—	63,167,800
Short-Term Securities	3,984,792	—	—	3,984,792
Liabilities:
Investments:
TBA Sale Commitments	—	(6,709,761)	—	(6,709,761)
Total	$5,862,800	$173,029,133	—	$178,891,933

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	—	$52,147	—	$52,147
Liabilities:
Foreign currency exchange contracts	—	(413)	—	(413)
Interest rate contracts	$(4,534)	(8,493,681)	—	(8,498,215)
Total	$(4,534)	$(8,441,947)	—	$(8,446,481)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$406	—	—	$406
Foreign currency at value	765		—	765
Cash pledged as collateral for reverse repurchase agreements	1,075,000	—	—	1,075,000
Cash pledged as collateral for OTC derivatives	7,990,000	—	—	7,990,000
Cash pledged for centrally cleared swaps	35,000	—	—	35,000
Cash pledged for financial futures contracts	4,000	—	—	4,000
Liabilities:
Reverse repurchase agreements	—	$(52,141,963)	—	(52,141,963)
Total	$9,105,171	$(52,141,963)	—	$(43,036,792)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

12	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities
December 31, 2013

Assets
Investments at value — unaffiliated (cost — $182,579,437)	$181,616,902
Investments at value — affiliated (cost — $3,984,792)	3,984,792
Cash	406
Foreign currency at value (cost — $742)	765
Cash pledged as collateral for OTC derivatives	7,990,000
Cash pledged as collateral for reverse repurchase agreements	1,075,000
Cash pledged for centrally cleared swaps	35,000
Cash pledged for financial futures contracts	4,000
TBA sale commitments receivable	6,669,117
Interest receivable	1,024,017
Options written receivable	499,916
Variation margin receivable for centrally cleared swaps	2,897
Swaps receivable	979
Prepaid expenses	5,632
Total assets	202,909,423

Liabilities
Reverse repurchase agreements	52,141,963
Unrealized depreciation on OTC swaps	8,120,643
TBA sale commitments at value (proceeds — $6,669,117)	6,709,761
Income dividends payable	490,034
Options written at value (premiums received — $499,916)	373,038
Investment advisory fees payable	118,893
Swaps payable	23,731
Officer’s and Directors’ fees payable	4,563
Unrealized depreciation on foreign currency exchange contracts	413
Variation margin payable for financial futures contracts	344
Other accrued expenses payable	99,032
Total liabilities	68,082,415
Net Assets	$134,827,008

Net Assets Consist of
Paid-in capital	$151,611,397
Distributions in excess of net investment income	(490,034)
Accumulated net realized loss	(7,344,634)
Net unrealized appreciation/depreciation	(8,949,721)
Net Assets	$134,827,008

Net Asset Value
Based on net assets of $134,827,008 and 8,909,710 shares outstanding, 200 million shares authorized, $0.10 par value	$15.13

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	13

Statement of Operations
Year Ended December 31, 2013

Investment Income
Interest	$6,479,728
Income — affiliated	3,993
Total income	6,483,721

Expenses
Investment advisory	1,728,328
Professional	51,083
Transfer agent	38,863
Accounting services	29,373
Repurchase offer	24,558
Printing	20,792
Custodian	20,472
Officer and Directors	13,612
Registration	9,128
Miscellaneous	31,736
Total expenses excluding interest expense	1,967,945
Interest expense	62,674
Total expenses	2,030,619
Less fees waived by Manager	(118,781)
Total expenses after fees waived	1,911,838
Net investment income	4,571,883

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(536,069)
Financial futures contracts	(22,508)
Options written	1,517,150
Swaps	(1,367,186)
(408,613)
Net change in unrealized appreciation/depreciation on:
Investments	(13,149,030)
Financial futures contracts	(4,534)
Foreign currency translations	(452)
Options written	71,128
Swaps	6,472,296
(6,610,592)
Total realized and unrealized loss	(7,019,205)
Net Decrease in Net Assets Resulting from Operations	$(2,447,322)

See Notes to Financial Statements.

14	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$4,571,883	$7,349,944
Net realized loss	(408,613)	(2,168,395)
Net change in unrealized appreciation/depreciation	(6,610,592)	1,935,560
Net increase (decrease) in net assets resulting from operations	(2,447,322)	7,117,109

Dividends and Distributions to Shareholders From[1]
Net investment income	(3,578,331)	(5,916,283)
Return of capital	(3,836,527)	(3,070,424)
Decrease in net assets resulting from dividends and distributions to shareholders	(7,414,858)	(8,986,707)

Capital Share Transactions
Redemption of shares resulting from a repurchase offer[2]	(14,775,653)	(17,430,690)

Net Assets
Total decrease in net assets	(24,637,833)	(19,300,288)
Beginning of year	159,464,841	178,765,129
End of year	$134,827,008	$159,464,841
Distributions in excess of net investment income, end of year	$(490,034)	$(643,479)
[1]	Determined in accordance with federal income tax regulations.
[2]	Net of repurchase fees of $301,544 and $355,728, respectively.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	15

Statement of Cash Flows
Year Ended December 31, 2013

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(2,447,322)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	142,994
Decrease in swaps receivable	256
Increase in prepaid expenses	(336)
Increase in variation margin receivable for centrally cleared swaps	(2,897)
Increase in cash pledged for centrally cleared swaps	(35,000)
Increase in cash pledged for financial futures contracts	(4,000)
Decrease in cash pledged as collateral for OTC derivatives	5,900,000
Increase in cash pledged as collateral for reverse repurchase agreements	(1,075,000)
Decrease in investment advisory fees payable	(42,470)
Decrease in interest expense payable	(8,598)
Decrease in other affiliates payable	(1,848)
Decrease in other accrued expenses payable	(23,591)
Increase in variation margin payable for financial futures contracts	344
Decrease in Officer’s and Directors’ fees payable	(1,398)
Net realized and unrealized loss on investments	5,677,205
Amortization of premium and accretion of discount on investments	1,715,902
Premiums received from options written	6,766,000
Proceeds from sales and principal paydowns of long-term investments	244,774,381
Purchases of long-term investments	(226,415,064)
Net proceeds from sales of short-term securities	6,943,529
Premiums paid on closing options written	(5,248,850)
Cash provided by operating activities	36,614,237

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(7,568,303)
Payments on redemption of capital shares	(14,775,653)
Net borrowing of reverse repurchase agreements	(14,284,875)
Cash used for financing activities	(36,628,831)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(39)

Cash and Foreign Currency
Net decrease in cash	(14,633)
Cash and foreign currency at beginning of year	15,804
Cash and foreign currency at end of year	$1,171

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$71,272

See Notes to Financial Statements.

16	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Financial Highlights
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.11	$16.25	$16.40	$16.59	$16.03
Net investment income[1]	0.47	0.67	0.70	0.64	0.67
Net realized and unrealized gain (loss)[2]	(0.69)	0.02	0.07	0.16	1.32
Net increase (decrease) from investment operations	(0.22)	0.69	0.77	0.80	1.99
Dividends and distributions from:[3]
Net investment income	(0.37)	(0.55)	(0.39)	(0.80)	(0.26)
Net realized gain	—	—	—	—	(1.01)
Return of capital	(0.39)	(0.28)	(0.53)	(0.19)	(0.16)
Total dividends and distributions	(0.76)	(0.83)	(0.92)	(0.99)	(1.43)
Net asset value, end of year	$15.13	$16.11	$16.25	$16.40	$16.59
Market price, end of year	$13.95	$15.63	$15.25	$15.51	$17.07

Total Investment Return[4]
Based on net asset value	(1.06)%	4.59%	5.15%	4.95%	12.68%
Based on market price	(5.98)%	8.13%	4.34%	(3.54)%	12.17%

Ratios to Average Net Assets
Total expenses	1.32%	1.43%	1.39%	1.22%	1.00%
Total expenses after fees waived and paid indirectly	1.25%	1.42%	1.39%	1.22%	0.99%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.20%	1.35%	1.35%	1.18%	0.99%
Net investment income	2.98%	4.15%	4.32%	3.87%	3.96%

Supplemental Data
Net assets, end of year (000)	$134,827	$159,465	$178,765	$189,918	$194,472
Borrowings outstanding, end of year (000)	$52,142	$66,410	$90,460	$75,230	$10,934
Average borrowings outstanding, during the year (000)	$49,835	$68,515	$71,183	$40,046	$3,415
Portfolio turnover	111% [5]	142% [5]	115% [5]	163% [5]	483% [5]
Asset coverage, end of year $1,000	$3,586	$3,401	$2,976	$3,525	$18,786
[1]	Based on average shares outstanding.
[2]	Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.03, $0.03, $0.02, $0.00 and $0.00 for the years ended December 31, 2013 through December 31, 2009, respectively.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 57%, 83%, 98%, 137%, and 174% for the years ended December 31, 2013 through December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements

1. Organization:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication its NAV on a daily basis.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment

18	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written or swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund may have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	19

Notes to Financial Statements (continued)

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is

20	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	21

Notes to Financial Statements (continued)

transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net payment basis as of December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged[1]	Non-cash Collateral Received[1]	Net Amount[2]
Credit Suisse Securities (USA) LLC	$28,661,460	$(28,613,548)	—	$142,463	$190,375
Deutsche Bank Securities, Inc.	4,032,550	(3,972,812)	—	—	59,738
Merrill Lynch, Pierce, Fenner & Smith Inc.	19,447,953	(18,227,043)	$(1,075,000)	—	145,910
Total	$52,141,963	$(50,813,403)	$(1,075,000)	$142,463	$396,023
[1]	Net collateral with a value of $51,745,940 has been pledged in connection with open reverse repurchase agreements.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as interest rate risk and foreign currency exchange risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

22	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements (continued)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$52,147
	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps; Options written at value	$(8,498,215)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(413)
Total		$(8,498,628)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and/or centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
	Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$(22,508)	$(1,367,186)	$1,517,150

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Foreign Currency Contracts	Swaps	Options
Interest rate contracts	$(4,534)	—	$6,472,296	$71,128
Foreign currency exchange contracts	—	$(413)	—	—

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	4
Average notional value of contracts purchased	$441,125
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	1
Average US dollar amount purchased	$13,654
Options:
Average number of swaptions contracts written	4
Average notional value of swaptions contracts written	$145,000,000
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average notional value — pays fixed rate	$24,559,700

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty, to perform.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

24	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

As of December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$344
Foreign currency exchange contracts	—	413
OTC swaps	—	8,120,643	[1]
Centrally cleared swaps	$2,897	—
Options written	—	373,038
Total of derivative assets and liabilities in the
Statement of Assets and Liabilities	2,897	8,494,438
Derivatives not subject to a master netting
agreement or similar agreement (“MNA”)	(2,897)	(344)
Total of assets and liabilities subject to MNA	—	$8,494,094
[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty		Derivatives Available for Offset[2]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Deutsche Bank AG	$8,120,643		—	$(130,643)	$(7,990,000)	—
Goldman Sachs International	373,038	[5]	—	—	—	$373,038
Royal Bank of Canada	413		—	—	—	413
Total	$8,494,094		—	$(130,643)	$(7,990,000)	$373,451
[2]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[3]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.
[5]	Derivative contract can be offset with options written receivable of $499,916.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Effective June 6, 2013, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage. This amount is included in fees waived by Manager in the Statement of Operations. The Fund waived $114,574 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. The Manager waived $4,207 pursuant to this agreement.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchase and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013 were $209,303,720 and $228,006,129, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2013 were $3,001,182 and $10,062,912, respectively.

For the year ended December 31, 2013, purchases and sales related to mortgage dollar rolls were $102,377,172 and $102,403,832, respectively.

Transactions in options written for the year ended December 31, 2013, were as follows:

	Calls
	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	$145,000	$362,000
Options written	1,740,000	6,903,916
Options closed	(730,000)	(2,788,000)
Options expired	(1,010,000)	(3,978,000)
Outstanding options, end of year	$145,000	$499,916

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, foreign currency transactions and paydown losses were reclassified to the following accounts:

Distributions in excess of net investment income	$(840,107)
Accumulated net realized loss	$840,107

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$3,578,331	$5,916,283
Return of capital	3,836,527	3,070,424
Total	$7,414,858	$8,986,707

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(7,297,595)
Net unrealized losses[1]	(9,434,808)
Qualified late-year loss[2]	(51,986)
Total	$(16,784,389)
[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing of distributions.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.
26	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$2,037,204
No expiration date[1]	5,260,391
Total	$7,297,595
[1]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2013, the Fund utilized $478,533 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$186,564,229
Gross unrealized appreciation	$3,936,586
Gross unrealized depreciation	(4,899,121)
Net unrealized depreciation	$(962,535)

8. Borrowings:

For the year ended December 31, 2013, the daily weighted average interest rates from reverse repurchase agreements were 0.13%.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

The Fund will make offers to repurchase between 5% and 25% of its outstanding shares at approximate 12 month intervals. The amount of the repurchase offer is shown as redemptions of shares resulting from a repurchase offer in the Statement of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statement of Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations.

Changes in Common Shares issued and outstanding for the years ended December 31, 2013 and December 31, 2012 were as follows:

	Year Ended December 31,
	2013	2012
Repurchase offer	(989,967)	(1,099,964)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of $0.055 per share on January 8, 2014 to shareholders of record on December 31, 2013.

Additionally, the Fund declared a net investment income dividend in the amount of $0.055 per share on February 3, 2014 to shareholders of record on February 14, 2014.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Government Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Government Fund, Inc. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2013.

	Months Paid
Interest-Related Dividends for Non-US Residents[1]	January - December 2013	100.00%
Federal Obligation Interest[2]	January - December 2013	33.39%
[1]	Represents the portion of the taxable ordinary distributions eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
28	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	29

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2004
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street Nevv York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				82 RICs consisting of 82 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners Healthcare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2004	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
30	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2004
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None

[1] Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2] Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 278 Portfolios	None

[3] Mr. Audet is an ”interested person,“ as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an ”interested person“ of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	31

Officers and Directors (concluded)
Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Fund serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
32	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for BlackRock Enhanced Government Fund, Inc. There were no broker non-votes with regard to the Fund.

		Votes For	Votes Withheld	Abstain
Approved the Directors as follows:	Paul L. Audet	6,747,174	384,606	0
	Michael J. Castellano	6,748,622	383,158	0
	Richard E. Cavanagh	6,744,095	387,685	0
	Frank J. Fabozzi	6,748,777	383,003	0
	Kathleen F. Feldstein	6,741,518	390,262	0
	James T. Flynn	6,694,850	436,930	0
	Henry Gabbay	6,738,548	393,232	0
	Jerrold B. Harris	6,736,943	394,837	0
	R. Glenn Hubbard	6,743,692	388,088	0
	W. Carl Kester	6,744,552	387,228	0
	Karen P. Robards	6,747,427	384,353	0

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	33

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.
(c)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2013, the Fund conducted a repurchase offer for up to 10% of its outstanding shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:

Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
1	989,967	4,332,340

Because the repurchase offer was oversubscribed, the Fund repurchased shares on a pro rata basis except with regard to shareholders who owned less than 100 shares and tendered all of their shares, which were purchased in their entirety.

34	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013

Additional Information (concluded)

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

The Fund has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If the Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2013	35

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

EGF-12/13-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund, Inc.	$37,063	$36,800	$0	$0	$10,800	$10,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

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Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund, Inc.	$10,800	$10,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2013.

(a)(1) The registrant is managed by a team of investment professionals comprised of Stuart Spodek, Managing Director at BlackRock and Thomas Musmanno, CFA, Managing Director at BlackRock. Messrs. Spodek and Musmanno are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Spodek and Musmanno have been members of the registrant’s portfolio management team since 2006 and 2009, respectively.

Portfolio Manager	Biography
Stuart Spodek	Managing Director of BlackRock since 2002; Co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group since 2007.
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.

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(a)(2)	As of December 31, 2013:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	1	4	4	0	2	1
	$247.9 Million	$1.57 Billion	$2.87 Billion	$0	$1.53 Billion	$101.3 Million
Thomas Musmanno, CFA	12	10	182	0	0	1
	$7.42 Billion	$1.72 Billion	$48.09 Billion	$0	$0	$6.87 Million
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Musmanno and Spodek may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Musmanno and Spodek may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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(a)(3)	As of December 31, 2013:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2013.

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Thomas Musmanno, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Stuart Spodek	A combination of market-based indices (e.g., CitiGroup Government / Mortgage Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive

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compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Musmanno and Spodek have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of December 31, 2013.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Stuart Spodek	None
Thomas Musmanno, CFA	None

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(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2013	N/A	N/A	N/A	N/A
August 1-31, 2013	N/A	N/A	N/A	N/A
September 1-30, 2013	N/A	N/A	N/A	N/A
October 1-31, 2013	N/A	N/A	N/A	N/A
November 1-30, 2013	N/A	N/A	N/A	N/A
December 1-31, 2013	989,967	$15.23[1]	989,967[2]	0
Total:	989,967	$15.23[1]	989,967[2]	0

1 Subject to a repurchase fee of 2% of the net asset value per share.
2 On October 11, 2013, the repurchase offer was announced to repurchase up to 10% of outstanding shares. The expiration date of the offer was November 19, 2013. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 28, 2014

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